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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  June 26, 2002



                            CNB FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its Charter)



      Pennsylvania                      2-88511               23-2908963
      ------------                      -------               ----------

(State or other jurisdiction         (SEC File No.)          (IRS Employer
of incorporation)                                         Identification Number)


                              County National Bank
                              1 South Second Street
                                    PO Box 42
                         Clearfield, Pennsylvania 16830
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (814) 765-9621

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Item 5.  Other Events

     On June 26, 2002, CNB Financial Corporation announces the sale of $10,000,000 in trust- preferred securities in a pooled offering underwritten by FTN Financial and Keefe Bruyette & Woods Inc. The Corporation will use the proceeds to fuel the company's growth.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


     (a) Financial Statements: None

     (b) Exhibits: None




SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                       CNB Financial Corporation




Date: July 2, 2002                          By: /s/ Joseph B. Bower, Jr.
                                                ------------------------
                                                           Joseph B. Bower, Jr.
                                                           Treasurer